UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2018

Date of reporting period:	March 31, 2018

Item 1. Schedule of Investments:

Putnam VT Research Fund

The fund's portfolio
3/31/18 (Unaudited)

COMMON STOCKS (98.6%)(a)
				Shares	Value

Aerospace and defense (2.9%)

Boeing Co. (The)				1,310	$429,523

L3 Technologies, Inc.				615	127,920

Northrop Grumman Corp.				824	287,675

Raytheon Co.				2,480	535,234

					1,380,352
Banks (5.9%)

Bank of America Corp.				38,923	1,167,301

Citigroup, Inc.				9,433	636,728

JPMorgan Chase & Co.				5,531	608,244

SunTrust Banks, Inc.				5,810	395,312

					2,807,585
Beverages (2.7%)

Constellation Brands, Inc. Class A				432	98,461

Dr. Pepper Snapple Group, Inc.				2,047	242,324

Molson Coors Brewing Co. Class B				3,809	286,932

Monster Beverage Corp.(NON)				1,998	114,306

PepsiCo, Inc.				5,073	553,718

					1,295,741
Biotechnology (3.0%)

AbbVie, Inc.				1,643	155,510

Alexion Pharmaceuticals, Inc.(NON)				1,530	170,534

Amgen, Inc.				1,637	279,076

Biogen, Inc.(NON)				493	134,993

Gilead Sciences, Inc.				4,668	351,921

Incyte Corp.(NON)				339	28,249

Vertex Pharmaceuticals, Inc.(NON)				1,968	320,745

					1,441,028
Building products (0.6%)

AO Smith Corp.				695	44,195

Fortune Brands Home & Security, Inc.				3,749	220,779

					264,974
Capital markets (5.3%)

BlackRock, Inc.				849	459,920

E*Trade Financial Corp.(NON)				9,969	552,382

Goldman Sachs Group, Inc. (The)				2,177	548,299

Intercontinental Exchange, Inc.				3,325	241,129

Invesco, Ltd.				6,736	215,619

Investment Technology Group, Inc.				9,157	180,759

KKR & Co. LP				16,085	326,526

					2,524,634
Chemicals (2.0%)

CF Industries Holdings, Inc.				3	113

DowDuPont, Inc.				5,932	377,928

Ecolab, Inc.				262	35,912

FMC Corp.				446	33,979

Monsanto Co.				574	66,980

PPG Industries, Inc.				196	21,874

Sherwin-Williams Co. (The)				914	358,398

W.R. Grace & Co.				891	54,556

					949,740
Commercial services and supplies (0.4%)

Waste Connections, Inc.				2,511	180,139

					180,139
Construction materials (0.3%)

Summit Materials, Inc. Class A				5,369	162,573

					162,573
Consumer finance (—%)

Oportun Financial Corp. (acquired 6/23/15, cost $24,222) (Private)(NON)(F)(RES)				8,499	18,223

					18,223
Containers and packaging (0.2%)

Ball Corp.				2,620	104,040

					104,040
Diversified telecommunication services (1.4%)

AT&T, Inc.				10,430	371,830

Verizon Communications, Inc.				5,983	286,107

					657,937
Electric utilities (1.9%)

American Electric Power Co., Inc.				2,860	196,167

Duke Energy Corp.				697	53,997

Edison International				1,095	69,708

Exelon Corp.				4,342	169,381

FirstEnergy Corp.				1,344	45,709

NextEra Energy, Inc.				1,424	232,582

PG&E Corp.				1,319	57,944

Southern Co. (The)				753	33,629

Xcel Energy, Inc.				1,652	75,133

					934,250
Electrical equipment (1.2%)

Emerson Electric Co.				6,737	460,137

Rockwell Automation, Inc.				523	91,107

					551,244
Electronic equipment, instruments, and components (0.7%)

Orbotech, Ltd. (Israel)(NON)				5,573	346,529

					346,529
Equity real estate investment trusts (REITs) (1.3%)

American Tower Corp.				2,714	394,453

Gaming and Leisure Properties, Inc.				6,908	231,211

					625,664
Food and staples retail (2.0%)

Costco Wholesale Corp.				1,652	311,286

Kroger Co. (The)				9,332	223,408

Walgreens Boots Alliance, Inc.				3,143	205,772

Walmart, Inc.				2,616	232,746

					973,212
Food products (1.7%)

Archer-Daniels-Midland Co.				322	13,970

Kraft Heinz Co. (The)				5,886	366,639

McCormick & Co., Inc. (non-voting shares)(S)				2,889	307,361

Pinnacle Foods, Inc.				2,342	126,702

					814,672
Health-care equipment and supplies (4.2%)

Baxter International, Inc.				3,156	205,266

Becton Dickinson and Co.				2,416	523,547

Boston Scientific Corp.(NON)				12,806	349,860

Danaher Corp.				4,790	468,989

Dentsply Sirona, Inc.				5,257	264,480

Intuitive Surgical, Inc.(NON)				483	199,397

					2,011,539
Health-care providers and services (1.8%)

HCA Healthcare, Inc.				871	84,487

McKesson Corp.				194	27,329

UnitedHealth Group, Inc.				3,574	764,836

					876,652
Hotels, restaurants, and leisure (2.2%)

Chipotle Mexican Grill, Inc.(NON)				603	194,835

Hilton Worldwide Holdings, Inc.				3,307	260,459

Restaurant Brands International, Inc. (Canada)				2,285	130,062

Wynn Resorts, Ltd.				1,420	258,951

Yum China Holdings, Inc. (China)				4,507	187,041

					1,031,348
Household products (1.7%)

Church & Dwight Co., Inc.				2,945	148,310

Kimberly-Clark Corp.				1,830	201,538

Procter & Gamble Co. (The)				5,915	468,941

					818,789
Independent power and renewable electricity producers (0.2%)

NRG Energy, Inc.				3,574	109,114

					109,114
Industrial conglomerates (1.7%)

Honeywell International, Inc.				3,164	457,230

Roper Technologies, Inc.				1,350	378,932

					836,162
Insurance (3.5%)

American International Group, Inc.				7,920	431,006

Assured Guaranty, Ltd.				10,435	377,747

Chubb, Ltd.				2,494	341,104

Prudential PLC (United Kingdom)				20,513	512,770

					1,662,627
Internet and direct marketing retail (4.2%)

Amazon.com, Inc.(NON)				976	1,412,604

Booking Holdings, Inc.(NON)				283	588,750

					2,001,354
Internet software and services (6.5%)

Alibaba Group Holding, Ltd. ADR (China)(NON)				1,578	289,626

Alphabet, Inc. Class A(NON)				1,341	1,390,805

Delivery Hero Holding GmbH (Germany)(NON)				946	45,783

Facebook, Inc. Class A(NON)				5,172	826,434

GoDaddy, Inc. Class A(NON)				2,281	140,099

Instructure, Inc.(NON)				3,240	136,566

Sogou, Inc. ADR (China)(NON)(S)				4,673	38,552

Tencent Holdings, Ltd. (China)				4,750	252,848

					3,120,713
IT Services (3.5%)

DXC Technology Co.				3,445	346,326

Fidelity National Information Services, Inc.				1,791	172,473

Mastercard, Inc. Class A				1,892	331,403

PayPal Holdings, Inc.(NON)				1,911	144,988

Total System Services, Inc.				1,107	95,490

Visa, Inc. Class A				4,743	567,358

					1,658,038
Life sciences tools and services (0.2%)

Mettler-Toledo International, Inc.(NON)				199	114,431

					114,431
Machinery (3.1%)

Caterpillar, Inc.				3,090	455,404

Deere & Co.				843	130,935

Dover Corp.				2,180	214,120

Fortive Corp.				5,542	429,616

KION Group AG (Germany)				2,579	240,674

					1,470,749
Media (2.1%)

Charter Communications, Inc. Class A(NON)				1,215	378,132

Comcast Corp. Class A				8,914	304,591

DISH Network Corp. Class A(NON)				2,126	80,554

Live Nation Entertainment, Inc.(NON)				3,981	167,759

Walt Disney Co. (The)				839	84,269

					1,015,305
Metals and mining (0.4%)

Alcoa Corp.(NON)				1,813	81,512

Iluka Resources, Ltd. (Australia)				14,469	118,421

					199,933
Multi-utilities (0.5%)

Ameren Corp.				1,249	70,731

CMS Energy Corp.				1,080	49,247

Dominion Energy, Inc.				1,460	98,448

					218,426
Oil, gas, and consumable fuels (6.3%)

Anadarko Petroleum Corp.				3,186	192,466

Cairn Energy PLC (United Kingdom)(NON)				32,538	94,178

Cenovus Energy, Inc. (Canada)				53,085	452,006

ConocoPhillips				5,838	346,135

Eni SpA (Italy)				7,733	136,317

EOG Resources, Inc.				1,472	154,957

Exxon Mobil Corp.				6,650	496,157

Kinder Morgan, Inc.				10,727	161,549

Noble Energy, Inc.				4,339	131,472

ONEOK, Inc.				463	26,354

Pioneer Natural Resources Co.				1,243	213,523

Seven Generations Energy, Ltd. Class A (Canada)(NON)				10,983	136,398

Suncor Energy, Inc. (Canada)				5,087	175,667

Total SA (France)				5,178	294,285

Williams Cos., Inc. (The)				901	22,399

					3,033,863
Pharmaceuticals (3.9%)

Bristol-Myers Squibb Co.				5,257	332,505

Eli Lilly & Co.				597	46,190

Jazz Pharmaceuticals PLC(NON)				1,958	295,638

Johnson & Johnson				3,573	457,880

Merck & Co., Inc.				6,674	363,533

Nektar Therapeutics(NON)				596	63,331

Pfizer, Inc.(S)				8,357	296,590

					1,855,667
Road and rail (0.5%)

Norfolk Southern Corp.				1,922	260,969

					260,969
Semiconductors and semiconductor equipment (4.0%)

Applied Materials, Inc.				5,572	309,859

Broadcom, Ltd.				1,438	338,865

NXP Semiconductor NV(NON)				1,581	184,977

ON Semiconductor Corp.(NON)				14,559	356,113

Qualcomm, Inc.				6,605	365,983

Texas Instruments, Inc.				3,457	359,148

					1,914,945
Software (8.0%)

Activision Blizzard, Inc.				6,763	456,232

Adobe Systems, Inc.(NON)				1,565	338,165

Everbridge, Inc.(NON)				4,002	146,473

Microsoft Corp.				18,444	1,683,383

NCSOFT Corp. (South Korea)				1,009	397,580

Oracle Corp.				4,601	210,496

PearlAbyss Corp. (South Korea)(NON)				427	90,816

RealPage, Inc.(NON)				6,369	328,004

salesforce.com, Inc.(NON)				1,434	166,774

					3,817,923
Specialty retail (3.0%)

Advance Auto Parts, Inc.				1,080	128,034

Burlington Stores, Inc.(NON)				873	116,240

Home Depot, Inc. (The)				4,342	773,918

O'Reilly Automotive, Inc.(NON)				680	168,218

TJX Cos., Inc. (The)				3,006	245,169

					1,431,579
Technology hardware, storage, and peripherals (3.3%)

Apple, Inc.				9,536	1,599,950

					1,599,950
Textiles, apparel, and luxury goods (0.3%)

NIKE, Inc. Class B				2,072	137,664

					137,664

Total common stocks (cost $40,579,931)					$47,230,277

CONVERTIBLE PREFERRED STOCKS (0.2%)(a)
				Shares	Value

Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost $66) (Private)(NON)(F)(RES)				23	$49

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost $1,266) (Private)(NON)(F)(RES)				402	953

Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost $2,973) (Private)(NON)(F)(RES)				584	2,236

Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost $4,311) (Private)(NON)(F)(RES)				847	3,243

Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost $2,416) (Private)(NON)(F)(RES)				440	1,817

Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost $7,296) (Private)(NON)(F)(RES)				950	5,489

Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost $20,463) (Private)(NON)(F)(RES)				7,180	15,395

Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost $25,875) (Private)(NON)(F)(RES)				9,079	19,467

Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost $39,489) (Private)(NON)(F)(RES)				13,869	29,707

Total convertible preferred stocks (cost $104,155)					$78,356

PURCHASED OPTIONS OUTSTANDING (—%)(a)
Counterparty	Expiration date/strike price	Notional amount		Contract amount	Value

Credit Suisse International

General Electric Co. (Call)	Jun-18/$22.00	$415,818		$30,847	$617

UBS AG

General Electric Co. (Call)	Jun-18/21.00	431,549		32,014	818

Total purchased options outstanding (cost $20,069)					$1,435

SHORT-TERM INVESTMENTS (2.4%)(a)
				Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 1.89%(AFF)			Shares	589,025	$589,025

Putnam Short Term Investment Fund 1.82%(AFF)			Shares	492,736	492,736

U.S. Treasury Bills 1.509%, 6/14/18(SEG)				$ 16,000	15,946

U.S. Treasury Bills 1.492%, 5/24/18(SEG)				47,000	46,888

U.S. Treasury Bills 1.436%, 5/10/18				2,000	1,997

Total short-term investments (cost $1,146,608)					$1,146,592

TOTAL INVESTMENTS

Total investments (cost $41,850,763)					$48,456,660

FORWARD CURRENCY CONTRACTS at 3/31/18 (aggregate face value $3,849,632) (Unaudited)

Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)

Bank of America N.A.
	Canadian Dollar	Sell	4/18/18	$170,893	$166,169	$(4,724)
Barclays Bank PLC
	British Pound	Buy	6/20/18	185,508	188,195	(2,687)
Citibank, N.A.
	Euro	Sell	6/20/18	746,550	742,031	(4,519)
	Japanese Yen	Buy	5/16/18	164,553	165,214	(661)
	Japanese Yen	Sell	5/16/18	164,553	164,677	124
Goldman Sachs International
	Australian Dollar	Sell	4/18/18	133,946	136,425	2,479
	British Pound	Sell	6/20/18	244,200	239,237	(4,963)
	Japanese Yen	Buy	5/16/18	254,034	254,237	(203)
	Japanese Yen	Sell	5/16/18	254,034	247,722	(6,312)
HSBC Bank USA, National Association
	Euro	Buy	6/20/18	112,731	112,081	650
JPMorgan Chase Bank N.A.
	British Pound	Sell	6/20/18	439,701	430,924	(8,777)
	Canadian Dollar	Sell	4/18/18	624,485	644,954	20,469
	Norwegian Krone	Buy	6/20/18	1,292	1,294	(2)
State Street Bank and Trust Co.
	Israeli Shekel	Sell	4/18/18	343,057	356,472	13,415

Unrealized appreciation						37,137

Unrealized (depreciation)						(32,848)

Total						$4,289
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 3/31/18 (Unaudited)

	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)

S&P 500 Index E-Mini (Long)	8	$1,056,348	$1,057,200	Jun-18	$(50,084)

Unrealized appreciation					—

Unrealized (depreciation)					(50,084)

Total					$(50,084)

WRITTEN OPTIONS OUTSTANDING at 3/31/18 (premiums $8,481) (Unaudited)

Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value

Credit Suisse International
General Electric Co. (Call)	Jun-18/$24.00	$415,818	$30,847	$315

UBS AG
General Electric Co. (Call)	Jun-18/22.00	431,549	32,014	641

Total				$956

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited)

Swap counterparty/notional amount		Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)

Goldman Sachs International
	$1,212,701	$1,177,458	$—	12/15/20	1 month USD-LIBOR-BBA minus 0.58% — Monthly	Russell 2000 Total Return Index — Monthly	$35,727

Upfront premium received			—		Unrealized appreciation		35,727

Upfront premium (paid)			—		Unrealized (depreciation)		—

		Total	$—			Total	$35,727

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2018 through March 31, 2018 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $47,881,594.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $96,579, or 0.2% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:

	Name of affiliate	Fair value as of 12/31/17	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/18

Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$1,034,875	$1,503,810	$1,949,660	$3,502	$589,025
	Putnam Short Term Investment Fund**	389,685	3,440,184	3,337,133	4,664	492,736

	Total Short-term investments	$1,424,560	$4,943,994	$5,286,793	$8,166	$1,081,761
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund's agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $589,025, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $577,439.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $59,828.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $12,005 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.

Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund's assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Options contracts: The fund used options contracts to hedge against changes in values of securities it owns, owned or expects to own.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin".
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund's maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund's custodian and identified in the fund's portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund's net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund's net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty's long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund's counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $12,467 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$5,617,250	$—	$—
Consumer staples	3,902,414	—	—
Energy	2,509,083	524,780	—
Financials	6,482,076	512,770	18,223
Health care	6,299,317	—	—
Industrials	4,703,915	240,674	—
Information technology	11,671,071	787,027	—
Materials	1,297,865	118,421	—
Real estate	625,664	—	—
Telecommunication services	657,937	—	—
Utilities	1,261,790	—	—
Total common stocks	45,028,382	2,183,672	18,223
Convertible preferred stocks	—	—	78,356
Purchased options outstanding	—	1,435	—
Short-term investments	492,736	653,856	—

Totals by level	$45,521,118	$2,838,963	$96,579

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$4,289	$—
Futures contracts	(50,084)	—	—
Written options outstanding	—	(956)	—
Total return swap contracts	—	35,727	—

Totals by level	$(50,084)	$39,060	$—

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in the Security valuation note above), did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	$37,137	$32,848
Equity contracts	37,162	51,040

Total	$74,299	$83,888

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased equity option contracts (contract amount)		$55,000
Written equity option contracts (contract amount)		$55,000
Futures contracts (number of contracts)		7
Forward currency contracts (contract amount)		$4,500,000
OTC total return swap contracts (notional)		$1,200,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 29, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer Date: May 29, 2018